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                                                                 Exhibit 99.7

                                                                 COMMON STOCK


                                          SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP 045920 10 5


                              @ENTERTAINMENT, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT









IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE
                                COMMON STOCK OF

                              @ENTERTAINMENT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                      SEAL



                   SECRETARY                       CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

                  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                               (Jersey City, NJ)

                                                                TRANSFER AGENT
BY                                                               AND REGISTRAR,



                                                            AUTHORIZED OFFICER

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     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                   UNIF GIFT MIN ACT -
     TEN ENT - as tenants by the entireties       ________Custodian_________
     JT TEN  - as joint tenants with right         (Cust)           (Minor)
               of survivorship and not as         Under Uniform Gifts to Minors
               tenants in common                  Act _________________________
                                                              (State)

    Additional abbreviations may also be used though not in the above list.


    For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________



_______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

               _______________________________________________________________
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
               AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:

______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-1A.